Inventories	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Inventories
Inventories

	At December 31,
	2016	2017	2018
	(in thousands)
Components	$4,686	$2,964	$4,242
Finished goods (at lower of cost or net realizable value)	6,975	5,035	4,502
Total inventories at cost	$11,661	$7,999	$8,744
Depreciation of components (at cost)	$277	$30	$—
Depreciation of finished goods	2,691	593	501
Total depreciation	$2,968	$623	$501
Components, net	$4,409	$2,934	$4,242
Finished goods, net	4,284	4,442	4,001
Total net inventories	$8,693	$7,376	$8,243

In the year ended December 31, 2016, there was no significant change in the provision on components and finished goods. Finished goods inventory depreciated concerned WiMAX finished goods inventory, depreciated in previous years as the anticipated demand from identified customers and projects was canceled, reduced or delayed.
In the year ended December 31, 2017, all the WiMAX inventory, fully depreciated in previous years, was physically scrapped, resulting in a provision reversal of $2,755,000. The Company also depreciated the value of inventory for one LTE product for which units on hand were in excess of the units needed to serve the expected demand for identified customers and projects. This resulted in a provision of $199,000. The Company further depreciated $265,000 in 2017 related to goods damaged during production over the course of the year (recovered from a manufacturing supplier in 2018 in line with the amounts recorded under Prepaid Expenses and Other Receivables as of December 31, 2017).
In the year ended December 31, 2018, the goods damaged and depreciated in 2017 were physically scrapped resulting in a provision reversal of $265,000. The remaining amount of $501,000 in depreciation is related to finished goods that have been damaged or units on hand in excess of the units needed to serve the expected demand for identified customers and projects.